LIBERTY SMALL COMPANY EQUITY FUND

                           Supplement to Prospectuses
                               dated March 1, 2003


Effective August 13, 2003, the first sentence of the first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of June 30, 2003, that index included companies with capitalizations between approximately $29.2 million and $1.75 billion.




725-36/069P-0803                                               August 20, 2003